UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 3, 2017 (September 27, 2017)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2018 Annual Bonus Plan (the “2018 Annual Bonus Plan”)

On September 27, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cracker Barrel Old Country Store, Inc. (the “Company”) adopted the 2018 Annual Bonus Plan in order to reward executive officers of the Company and its subsidiaries if the Company successfully meets established performance targets. The payment of a bonus is dependent upon the Company achieving a threshold level of operating income from continuing operations during fiscal year 2018 (the “Performance Goal”), in which case executive officers will be eligible to receive a bonus of up to a maximum of 200% of target. The Company intends for payments under the 2018 Annual Bonus Plan to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the maximum amount allowed under the Company’s 2010 Omnibus Stock and Incentive Plan (the “Omnibus Plan”). If the Performance Goal is not met, no bonus will be paid to any executive officer.

The Committee also approved target and maximum potential bonuses for each of the Company’s executive officers under the 2018 Annual Bonus Plan, with the exception of the target and maximum potential bonuses for the Company’s President and Chief Executive Officer, Sandra B. Cochran, which were approved by the independent members of the Board on the Committee’s recommendation. The following table indicates the target and maximum potential bonuses established for 2018, expressed as a percentage of base salary, for which each of the named executive officers would be eligible depending on the Company’s performance in 2018:

Name	2018 Target Bonus Percentage	2018 Maximum Bonus Percentage

Sandra B. Cochran	115%	230%
Jill M. Golder	70%	140%
Nicholas V. Flanagan	70%	140%
Beverly K. Carmichael	60%	120%
Laura A. Daily	60%	120%

In no case can an executive’s actual award under the 2018 Annual Bonus Plan exceed the maximum potential award, regardless of the Company’s 2018 performance.

A copy of the 2018 Annual Bonus Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2018 Long-Term Incentive Program (the “2018 Long-Term Incentive Program”)

On September 27, 2017, the Committee established the 2018 Long-Term Incentive Program to govern long-term incentive equity awards designed to reinforce alignment of the interests of the Company’s executive officers with those of shareholders and to serve as a retention tool. The 2018 Long-Term Incentive Program consists of three components: (i) the 2018 Long-Term Performance Plan (the “2018 LTPP”); (ii) the 2018 Performance-Based Restricted Stock Unit Award (the “2018 Performance-Based RSU Award”); and (iii) the 2018 Time-Based Restricted Stock Unit Award (the “2018 Time-Based RSU Award”). The 2018 LTPP provides for awards of performance shares tied to the Company’s successful achievement of a pre-determined return on invested capital goal over fiscal years

2018 and 2019 (the “LTPP Performance Goal”). The 2018 Performance-Based RSU Award provides for awards of performance-based restricted stock units, with cliff vesting after three years from the date of grant, that may be increased or decreased by 25% of the target award amounts depending on the Company’s total shareholder return (“Relative TSR”) relative to a peer group of companies approved by the Committee (the “Peer Group”) over fiscal years 2018, 2019 and 2020. The 2018 Time-Based RSU provides for awards of time-based restricted stock units that cliff-vest after three years from the date of grant, subject to the executive’s continued employment with the Company on the vesting date. At the time of grant, the value of each eligible participant’s target awards under the 2018 Long-Term Incentive Program were allocated approximately as follows: 50% under the 2018 LTPP, 25% under the 2018 Performance-Based RSU Award, and 25% under the 2018 Time-Based RSU Award.

The Committee also approved equity award percentages that represent the target opportunities for awards under the 2018 LTPP (the “LTPP Percentage”), 2018 Performance-Based RSU Award (the “Performance-Based RSU Percentage”) and 2018 Time-Based RSU Award (the “Time-Based RSU Percentage”), in each case expressed as a percentage of the executive officer’s base salary. The LTPP Percentage, Performance-Based RSU Percentage and Time-Based RSU Percentage for the named executive officers were established by the Committee simultaneously with the establishment of the 2018 LTPP, 2018 Performance-Based RSU Award and 2018 Time-Based RSU Award, respectively, with the exception of Ms. Cochran’s LTPP Percentage, Performance-Based RSU Percentage and Time-Based RSU Percentage, which were approved by the independent members of the Board on the Committee’s recommendation. Set forth below are each named executive officer’s LTPP Percentage, Performance-Based RSU Percentage and Time-Based RSU Percentage, as well as total target award opportunity, under the 2018 Long-Term Incentive Program:

Name	LTPP Percentage	Performance- Based RSU Percentage	Time-Based RSU Percentage	Total

Sandra B. Cochran	185%	92.5%	92.5%	370%
Jill M. Golder	60%	30%	30%	120%
Nicholas V. Flanagan	60%	30%	30%	120%
Beverly K. Carmichael	50%	25%	25%	100%
Laura A. Daily	37.5%	18.75%	18.75%	75%

Under the 2018 LTPP, each named executive officer’s realized award, if any, relative to the target award will be determined based on the Company’s performance relative to the LTPP Performance Goal during the two-year performance period.

Under the 2018 Performance-Based RSU Award, the Company’s Relative TSR over the three-year performance period will be measured against an under/overachievement scale with specified thresholds and may result in an adjustment to the realized award relative to the target award, as set forth in the table below (there is no interpolation within the percentile ranges):

Performance Range of Company’s Relative TSR versus Peer Group	Percentage Adjustment in Number of Target Performance-Based RSU Shares
75th Percentile or Above (Maximum)	+25%

Between 25th and 75th Percentile	No adjustment

25th Percentile or Below	-25%

The Company intends for awards under the 2018 LTPP and the 2018 Performance-Based RSU Award to qualify as “performance based” compensation under Section 162(m) of the Code to the maximum amount allowed under the Omnibus Plan. Accordingly, as with the 2018 Annual Bonus Plan, eligibility to receive awards under the 2018 LTPP and 2018 Performance-Based RSU Award is dependent upon the Company’s achievement of pre-determined operating income performance goals during the applicable performance periods. If the applicable operating income performance goal for the 2018 LTPP or the 2018 Performance-Based RSU Award is not met, then no award will be made under the applicable plan to any named executive officer. If, however, the applicable operating income performance goal is met, then each named executive officer participating in the applicable plan will become eligible to receive an equity award determined according to the Company’s performance relative to the LTPP Performance Goal and the Company’s Relative TSR during the performance period, as applicable. The 2018 Time-Based RSU Award is not conditioned upon the achievement of any pre-determined performance goals and does not qualify as “performance based” compensation under Section 162(m) of the Code.

A copy of the 2018 Long-Term Incentive Program is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2018 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2018 Long-Term Incentive Program

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2018 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2018 Long-Term Incentive Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 3, 2017	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Jill M. Golder
	Name:	Jill M. Golder
	Title:	Senior Vice President and Chief Financial Officer